EXHIBIT 99.3
                                ------------

                Computational Materials and/or ABS Term Sheet.


Global Structured Finance                                                                                            1,338 records
                                                                                                              Balance: 479,400,415
                                                         CWMBS 05-7 Group 1

----------------------------------------------------------------------------------------------------------------------------------
                                  Number      Aggregate          Percent         Average
                                      of        Current         of Loans        Original       W.A.        Min.      W.A.     Max.
                                Mortgage      Principal     by Principal       Principal      Gross        FICO      FICO     FICO
Original Balance                   Loans        Balance          Balance         Balance     Coupon       Score     Score    Score
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000                   17    $16,968,836           29.15%        $998,167     4.305%         672       745      819
1,050,001 - 1,150,000                  6      6,639,000            11.40       1,106,500      4.104         695       740      793
1,150,001 - 1,250,000                  1      1,189,500             2.04       1,189,500      3.875         719       719      719
1,250,001 - 1,350,000                  6      7,917,457            13.60       1,319,617      4.275         663       707      778
1,350,001 - 1,450,000                  2      2,756,250             4.73       1,378,125      4.377         727       742      757
1,450,001 - 1,550,000                  6      9,030,000            15.51       1,505,000      4.394         696       741      781
1,750,001 - 1,850,000                  1      1,805,000             3.10       1,805,000      4.375         708       708      708
1,850,001 - 1,950,000                  1      1,908,000             3.28       1,908,000      4.250         640       640      640
1,950,001 - 2,050,000                  5     10,000,000            17.18       2,000,000      4.325         678       735      793
----------------------------------------------------------------------------------------------------------------------------------
Total:                                45    $58,214,043          100.00%      $1,293,651     4.290%         640       731      819
----------------------------------------------------------------------------------------------------------------------------------
Average: $1,293,650.80
Lowest: $955,000.00
Highest: $2,000,000.00
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                W.A.
                                         Min.         W.A.        Max.     Remaining    W.A.
                                     Original     Original    Original       Term to    Loan
Original Balance                          LTV          LTV         LTV      Maturity     Age
--------------------------------------------------------------------------------------------
950,001 - 1,050,000                    35.09%       67.18%      80.00%           360       0
1,050,001 - 1,150,000                   39.36        58.28       75.00           360       0
1,150,001 - 1,250,000                   58.74        58.74       58.74           360       0
1,250,001 - 1,350,000                   47.32        61.54       79.90           360       0
1,350,001 - 1,450,000                   65.00        70.05       75.00           360       0
1,450,001 - 1,550,000                   39.74        56.72       69.77           360       0
1,750,001 - 1,850,000                   60.17        60.17       60.17           360       0
1,850,001 - 1,950,000                   57.82        57.82       57.82           360       0
1,950,001 - 2,050,000                   30.35        43.51       64.52           360       0
--------------------------------------------------------------------------------------------
Total:                                 30.35%       59.15%      80.00%           360       0
--------------------------------------------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                     Page 1 of 1


Group 1

FICO                                      Count        Average        % of deal          70-80% LTV       80.01-90% LTV
        Below 600                           3            569             0.20               0.00              20.04
        601-620                             3            614             0.35              76.40               0.00
        621-640                            24            632             1.84              48.12               0.83
        641-660                            51            651             3.32              78.02               5.72
        661-680                            94            671             7.54              75.09               0.80
        All loans                         1338           727           100.00%             64.20%             1.83%

OBAL                                      Count        Average        % of deal        Below 50% LTV        50-60% LTV
        1,250,000.01 - 1,300,000.00         1            778            3.81%              0.00%             100.00%
        1,300,000.01 - 1,350,000.00         5            693            19.89              19.94              40.56
        1,350,000.01 - 1,400,000.00         2            742             8.25               0.00               0.00
        1,450,000.01 - 1,500,000.00         5            738            22.44               0.00              40.00
        1,500,000.01 - 1,550,000.00         1            755             4.58              100.00              0.00
        1,800,000.01 - 1,850,000.00         1            708             5.40               0.00               0.00
        1,900,000.01 - 1,950,000.00         1            640             5.71               0.00              100.00
        1,950,000.01 - 2,000,000.00         5            735            29.93              60.00              20.00



FICO                                        90% + LTV           800-900k           901-1000k         1001-1200k      1200k +
        Below 600                             44.89               0.00                0.00              0.00           0.00
        601-620                                0.00               0.00               55.34              0.00           0.00
        621-640                               10.85               0.00                0.00              0.00          21.67
        641-660                                2.44               5.66                0.00              0.00           0.00
        661-680                                1.92               4.68                5.48              0.00           9.14
        All loans                             2.24%              3.58%               4.27%             2.07%          6.97%

OBAL                                      60.01-70% LTV      70.01-80% LTV       80.01-90% LTV       90% + LTV       800-900k
        1,250,000.01 - 1,300,000.00           0.00%              0.00%               0.00%             0.00%          0.00%
        1,300,000.01 - 1,350,000.00           19.64              19.86                0.00              0.00           0.00
        1,350,000.01 - 1,400,000.00           49.52              50.48                0.00              0.00           0.00
        1,450,000.01 - 1,500,000.00           60.00               0.00                0.00              0.00           0.00
        1,500,000.01 - 1,550,000.00            0.00               0.00                0.00              0.00           0.00
        1,800,000.01 - 1,850,000.00           100.00              0.00                0.00              0.00           0.00
        1,900,000.01 - 1,950,000.00            0.00               0.00                0.00              0.00           0.00
        1,950,000.01 - 2,000,000.00           20.00               0.00                0.00              0.00           0.00



FICO                                         NOO           No Ratio         NINA         Reduced         SISA        Pref Doc
        Below 600                            0.00            0.00           0.00          44.89          0.00          0.00
        601-620                              0.00            0.00           0.00           0.00          0.00          0.00
        621-640                              0.00            0.00           0.00          25.74          0.00          0.00
        641-660                              1.51            0.00           0.00          38.84          0.00          0.00
        661-680                              5.32            0.00           0.00          48.73          0.00          0.00
        All loans                           7.45%            0.00%         0.00%          35.50%        0.00%         26.19%

OBAL                                      901-1000k       1001-1200k      1200k +          NOO         No Ratio        NINA
        1,250,000.01 - 1,300,000.00         0.00%            0.00%        100.00%         0.00%         0.00%          0.00%
        1,300,000.01 - 1,350,000.00          0.00            0.00          100.00         20.24          0.00          0.00
        1,350,000.01 - 1,400,000.00          0.00            0.00          100.00          0.00          0.00          0.00
        1,450,000.01 - 1,500,000.00          0.00            0.00          100.00          0.00          0.00          0.00
        1,500,000.01 - 1,550,000.00          0.00            0.00          100.00          0.00          0.00          0.00
        1,800,000.01 - 1,850,000.00          0.00            0.00          100.00          0.00          0.00          0.00
        1,900,000.01 - 1,950,000.00          0.00            0.00          100.00          0.00          0.00          0.00
        1,950,000.01 - 2,000,000.00          0.00            0.00          100.00         20.00          0.00          0.00


FICO                                        WAC          DTI      DTI > 45%      DTI > 50%
        Below 600                          4.519        47.18       64.93          44.89
        601-620                            4.151        41.10       55.34          0.00
        621-640                            4.194        35.32       15.32          4.41
        641-660                            4.375        36.83       16.36          3.25
        661-680                            4.374        38.19       23.81          6.76
        All loans                          4.257%      36.81%      11.75%          3.92%

OBAL                                      Reduced       SISA      Pref Doc          WAC         DTI      DTI > 45%    DTI > 50%
        1,250,000.01 - 1,300,000.00       100.00%       0.00%       0.00%         3.875%       38.12%       0.00%      0.00%
        1,300,000.01 - 1,350,000.00        100.00       0.00        0.00           4.352       31.50        0.00        0.00
        1,350,000.01 - 1,400,000.00        49.52        0.00        0.00           4.377       39.27        0.00        0.00
        1,450,000.01 - 1,500,000.00        100.00       0.00        0.00           4.500       30.45        0.00        0.00
        1,500,000.01 - 1,550,000.00        100.00       0.00        0.00           3.875       21.09        0.00        0.00
        1,800,000.01 - 1,850,000.00        100.00       0.00        0.00           4.375       37.26        0.00        0.00
        1,900,000.01 - 1,950,000.00        100.00       0.00        0.00           4.250       25.66        0.00        0.00
        1,950,000.01 - 2,000,000.00        100.00       0.00        0.00           4.325       33.30       20.00        0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.